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THE STRONG
INTERNATIONAL
STOCK FUND II

ANNUAL REPORT * DECEMBER 31, 1997

           [PIE CHART OF ASSET DIVERSIFICATION EMPHASIZING STOCKS]


                                [STRONG FUNDS LOGO]
                                    STRONG FUNDS

-------------------------------------------------------------------------------
THE STRONG INTERNATIONAL
STOCK FUND II

ANNUAL REPORT * DECEMBER 31, 1997



                               TABLE OF CONTENTS

INVESTMENT REVIEW
     The Strong International Stock Fund II...................................2

FINANCIAL INFORMATION
     Schedule of Investments in Securities....................................4
     Statement of Assets and Liabilities......................................7
     Statement of Operations..................................................8
     Statements of Changes in Net Assets......................................9
     Notes to Financial Statements...........................................10

FINANCIAL HIGHLIGHTS.........................................................12

REPORT OF INDEPENDENT ACCOUNTANTS............................................12



                             [STRONG FUNDS LOGO]
                        STRONG FUNDS DISTRIBUTORS, INC.
                  P.O. Box 2936 * Milwaukee, Wisconsin 53201
             Strong Funds are offered by prospectus only. 6957A98

THE STRONG INTERNATIONAL STOCK FUND II

A MORE NEUTRAL COUNTRY ALLOCATION GIVES OUR STOCK-PICKING ABILITY MORE ROOM TO INFLUENCE PERFORMANCE.

The Strong International Stock Fund II pursues capital growth by investing primarily in the stocks of companies based outside the United States. The Fund provides access to growth opportunities worldwide that may offer greater return potential than U.S. companies.

===================================
          ASSET ALLOCATION
===================================
 Based on net assets as of 12-31-97
[PIE CHART]

Stocks                      84.2%
Short-Term Investments      15.8%
===================================

ADAPTING TO CURRENT CONDITIONS
Whenever a fund has endured a rocky period, it is essential to determine what the roots of the problem have been and correct them. However difficult the past year has been, the roots of the Fund's underperformance are identifiable, and therefore we have been able to take appropriate steps to address them.

First, the Fund had an overweighting in Asia. The steep declines this region suffered therefore significantly hurt performance. This drop has proven to be deeper, broader, and more protracted than we had anticipated.

===========================================
     FIVE LARGEST HOLDINGS BY COUNTRY
===========================================
              As of 12-31-97

 COUNTRY                   % OF NET ASSETS
 -----------------------------------------
 Italy                           9.9%
 -----------------------------------------
 United Kingdom                  9.8%
 -----------------------------------------
 Japan                           9.7%
 -----------------------------------------
 France                          7.2%
 -----------------------------------------
 New Zealand                     4.6%
 -----------------------------------------
Please see the Schedule of Investments in
Securities for a complete listing of
the Fund's portfolio.
===========================================

Second, the biggest movers in Europe's more successful markets were primarily the largest, most liquid, and best-known names. While we do hold some of these companies in the portfolio, and thus enjoyed their gains, we primarily focused on smaller, lesser-known companies that may not yet be fully valued by the markets. Although this strategy has succeeded in the past, it didn't find favor in this environment. For the 12 months ended December 31, 1997, the Fund posted a loss of 13.52%, while its benchmark, the Morgan Stanley Capital International Europe, Australasia, and Far East (EAFE) Index, posted a modest gain of 1.78%.* (1)

FOCUSING ON STOCK PICKING

We have made changes to address both issues. First, in Asia, the majority of the Fund's problems have come from our allocation of assets to countries and regions. By bringing the Fund's Asia weighting back in line with its benchmark's and its peer group's, we have again made stock selection, not country allocation, the driver of the Fund's performance. The stocks picked by region that we owned in Asia actually performed reasonably well, relative to other companies in the region. Second, in Europe we were also able to pick solid stocks in Europe and Latin America--we just didn't give ourselves room to pick enough of them.

To change that, we have rebalanced the portfolio substantially. Where our Asia allocation (ex Japan) was nearly 25% earlier in the year, it is now down to less than 8%. And Europe, already a major allocation earlier in the year, now accounts for more than 40% of the portfolio. In all, these changes reflect a more coventional country and regional breakdown for the Fund.

These changes do not alter the fundamental characteristics of the Fund. Although the market recently has focused on the largest, best-known companies, we still believe that picking underfollowed stocks around the world is a sound approach. We are seeking to enhance the Fund's strategy by allowing its performance to benefit from what we do well--stock selection-- and not be overrun by world events.

======================================================
              FIVE LARGEST STOCK HOLDINGS
======================================================
                    As of 12-31-97

 SECURITY                              % OF NET ASSETS
 -----------------------------------------------------
 Telecom Italia Spa Preferred                 1.8%
 -----------------------------------------------------
 IFI Istituto Finanziario Preferred           1.4%
 -----------------------------------------------------
 Guinness Peat Group PLC                      1.3%
 -----------------------------------------------------
 Games Workshop Group PLC                     1.2%
 -----------------------------------------------------
 Csp International Industria Calze Spa        1.1%
 -----------------------------------------------------
Please see the Schedule of Investments in Securities
for a complete listing of the Fund's portfolio.
======================================================

OUR OUTLOOK

Now that many of the world's markets have made their large moves, at some point these markets will become more selective. That means that individual stocks will rise and fall more on their own merits, rather than those of the countries in which they're domiciled. In this setting, our stock-specific approach makes sense.

The Fund's more balanced approach to all the world's markets has already allowed it to benefit from a larger position in developed European markets, particularly Italy which now accounts for nearly 10% of the portfolio. Other substantial European holdings in the Fund are in France and the United Kingdom. We are also pleased with opportunities we are identifying in Eastern Europe and in Latin America.

Despite the difficulties, we are not writing off Asia. It remains a region where big moves upward are possible. When things go wrong there it happens in a big way, but the same can be true when things go right. The portfolio is now anchored in western Europe, yet remains aggressive enough to take advantage of the opportunities in less developed areas of the world.

Of course, this Fund is likely to be more volatile than a fund that invests solely in U.S. stocks. Changes in market conditions, currency values, interest rates, local regulations, and economic and political conditions can have quick, sharp impact on foreign markets. Given the value currently available internationally, however, we believe foreign equities offer long-term investors an attractive opportunity.

Thank you for your investment in the Strong International Stock Fund II. We look forward to earning your continued confidence.

Sincerely,


/s/ Anthony L.T. Cragg
Anthony L.T. Cragg
Portfolio Manager


[PHOTO OF ANTHONY L.T. CRAGG]


===============================================================================
                 GROWTH OF AN ASSUMED $10,000 INVESTMENT
===============================================================================
                        From 10-20-95 to 12-31-97
[GRAPH]

         THE STRONG INTERNATIONAL                    Lipper International
              STOCK FUND II        MSCI EAFE Index*      Funds Index*

9-95              10,000                10,000             10,000
12-95             10,261                10,491             10,321
3-96              10,964                10,795             10,776
6-96              11,642                10,965             11,217
9-96              11,196                10,952             11,227
12-96             11,327                11,126             11,810
3-97              11,627                10,952             12,107
6-97              12,307                12,373             13,461
9-97              11,372                12,286             13,716
12-97              9,795                11,324             12,668

This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with similar investments in the Morgan Stanley Capital International Europe, Australasia, and Far East Index ("MSCI EAFE(tm)") and the Lipper International Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. To equalize time periods, the indexes' performance was prorated for the month of October 1995.
===============================================================================

===================================
            AVERAGE ANNUAL
            TOTAL RETURNS(1)
===================================
            As of 12-31-97

     1-YEAR               -13.52%

 SINCE INCEPTION           -0.94%
  (ON 10-20-95)
===================================

-------------------------------------------------------------------------------
* The MSCI EAFE(tm) is an unmanaged index generally representative of major overseas stock markets. MSCI EAFE(tm) data is dollar adjusted. The
  Lipper International Funds Index is an equally-weighted performance index of the largest qualifying funds in this Lipper category. Source of the MSCI index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Analytical Services, Inc.

1 The Fund's returns include the effect of deducting the Fund's expenses, but do not include charges and expenses attributable to any particular insurance product. Including such insurance fees and expenses in the Fund's return quotations has the effect of decreasing the performance quoted.

SCHEDULE OF INVESTMENTS IN SECURITIES                         DECEMBER 31, 1997
-------------------------------------------------------------------------------

                                                       Shares or
                                                       Principal       Value
                                                        Amount       (Note 2)
-------------------------------------------------------------------------------
COMMON STOCKS 79.3%
ARGENTINA 0.9%
Banco Rio de La Plata SA ADR (b)                         15,200    $  212,800
Dragados y Construcciones Argentina                      34,500       150,105
Quilmes Industrial SA ADR                                13,300       182,044
                                                                   ----------
                                                                      544,949
AUSTRALIA 3.7%
Cinema Plus, Ltd.                                       216,000       210,762
Foster's Brewing Group, Ltd.                            266,000       505,256
Normandy Mining, Ltd.                                   556,508       539,393
Simeon Wines, Ltd.                                      142,000       383,340
Sydney Aquarium, Ltd.                                   223,900       538,894
                                                                   ----------
                                                                    2,177,645
BELGIUM 0.7%
Virgin Express Holdings PLC Sponsored ADR (b)            20,000       415,000

BRAZIL 0.6%
Avipal SA Avicultura e Agropecuaria                  41,669,000       100,065
Companhia de Saneamento Basico do Estado
  de Sao Paulo                                        1,104,142       262,184
                                                                   ----------
                                                                      362,249
CANADA 0.8%
Cae Industries, Ltd.                                     63,400       501,238

CHILE 1.7%
Distribucion y Servicio SA ADR (b)                       11,000       204,188
Quimica y Minera Chile SA Sponsored ADR                   8,300       365,200
Quinenco SA ADR (b)                                      23,000       264,500
Santa Isabel SA Sponsored ADR                            11,275       197,313
                                                                   ----------
                                                                    1,031,201
CHINA 1.0%
First Tractor Company, Ltd. 'H Shares' (b)              252,000       152,066
New World Infrastructure, Ltd. (b)                      133,000       299,569
Shanghai Industrial Holdings, Ltd.
  (Acquired 4/10/97 - 10/29/97; Cost $160,146) (c)       43,000       159,849
                                                                   ----------
                                                                      611,484
CZECH REPUBLIC 0.4%
Restitucni Investment Fund Ceske                          9,000       235,423

EGYPT 0.8%
Al-Ahram Beverages Company SAE (b)                       12,400       348,440
Nile for Matches (b)                                        370         2,561
Suez Cement                                               6,937       140,988
                                                                   ----------
                                                                      491,989
FINLAND 0.6%
Valmet Oyj                                               26,500       365,487

FRANCE 7.2%
Accor SA                                                  1,400       260,103
Alliance Et Gestion Comm                                  3,760       166,681
Axa-UAP                                                   3,700       286,085
Castorama Dubois Investissement SA                        4,800       581,770
Edap Tms SA ADR (b)                                      37,000       259,000
Esker SA (b)                                             10,000       159,389
Genset SA Sponsored ADR (b)                              31,900       630,025
Groupe Danone                                             3,400       606,840
Pernod Ricard                                             1,886       110,849
SEFIMEG (Societe Francaise d'Investissements
  Immobiliers et de Gestion)                              6,000       298,854
Sabeton SA                                                1,769       193,847
Skis Rossignol SA                                         3,905        69,633
Societe Generale                                          3,100       422,049
Sylea                                                     2,800       267,309
                                                                   ----------
                                                                    4,312,434
GERMANY 1.2%
Holsten-Brauerei AG                                       2,120       430,367
Leica Camera AG                                          16,800       275,639
                                                                   ----------
                                                                      706,006
HONG KONG 0.9%
CDL Hotels International, Ltd.                          407,072       123,478
Glorious Sun Enterprises                                541,000       141,407
Jardine Strategic Holdings, Ltd.                         48,000       126,720
Peregrine Investment Holdings, Ltd.                     236,000       167,542
                                                                   ----------
                                                                      559,147
HUNGARY 0.2%
Euronet Services, Inc. (b)                               15,500       120,125

INDIA 3.5%
Bajaj Auto, Ltd.                                         13,000       201,151
IS Himilayan Fund NV (b)                                 12,200       130,540
The India Public Sector Fund, Ltd.
  (Acquired 11/03/97; Cost $309,000) (c)                 30,000       292,500
Indian Hotels Company, Ltd.                              40,000       637,340
The Indian Smaller Companies Fund, Ltd. (b)              34,811       238,107
Larsen & Toubro, Ltd.                                    48,000       248,900
Marico Industries, Ltd.                                  22,000       145,166
UTI-Mastergrowth 93 Fund (b)                            710,000       219,719
                                                                   ----------
                                                                    2,113,423
INDONESIA 0.1%
Siloam Gleneagles Health Care PT
  (Acquired 3/12/97; Cost $265,776) (b) (c)             216,000        80,000

IRELAND 0.5%
Fyffes PLC                                              175,000       273,814

ITALY 6.8%
Assicurazioni Generali                                   19,000       467,665
Csp International Industria Calze Spa (b)                58,000       654,265
Eni Spa                                                  97,000       554,066
Filatura del Brembo Spa                                  40,000       378,389
Industrie Natuzzi Spa Sponsored ADR                      30,200       622,875
Ittierre Holding Spa (b)                                134,000       401,572
Pirelli Spa                                             153,000       405,653
Zucchini Spa                                             79,000       567,256
                                                                   ----------
                                                                    4,051,741
JAPAN 9.6%
Fidelity Japan OTC and Regional Markets
  Fund, Ltd. (b)                                         53,000       192,390
Fontaine Company, Ltd.                                   10,000       170,433
H I S Company, Ltd.                                       5,500        95,634
Higashi Nihon House                                      21,000        95,710
Horipro, Inc.                                            32,000       196,093
Jafco Company, Ltd.                                       7,000       249,330
Japan OTC Equity Fund, Inc. (b)                             360       117,000
Mitsubishi Corporation                                   59,000       465,492
Mitsubishi Motors Corporation                            69,000       232,555
Miyota Company, Ltd.                                     30,000       282,650
Mizuno Corporation                                       71,000       214,822
Nippon Broadcasting System                                8,000       316,201
Nippon Shinpan Company                                  132,000       148,633
Nippon Telegraph & Telephone Corporation                     52       446,113
Nittetsu Mining                                          43,000       174,569
Nomura Securities Company, Ltd.                          45,000       599,770
Ohmoto Gumi Company, Ltd.                                 9,000        38,606
Oriental Land Company, Ltd.                               6,000       275,756
Softbank Corporation                                      9,000       234,393
Sony Corporation                                          2,700       239,908
Takihyo Company, Ltd.                                     7,000        30,563
Toho Company                                              2,900       308,771

-------------------------------------------------------------------------------

                                                       Shares or
                                                       Principal       Value
                                                        Amount       (Note 2)
-------------------------------------------------------------------------------
Tokio Marine & Fire Insurance Company                    39,000    $  442,129
Tokushu Paper Manufacturing Company, Ltd.
  Warrants, Expire 4/26/01 (b)                            1,900       145,604
                                                                   ----------
                                                                    5,713,125
KAZAKHSTAN 0.6%
Firebird Republics Fund (b)                               1,300       217,455
Kazakhstan Investment Fund, Ltd. (b)                     38,000       157,700
                                                                   ----------
                                                                      375,155
MALAYSIA 0.3%
Malaysia International Shipping BHD (Fgn Reg)           132,000       193,918

MALI O.2%
Randgold Resources, Ltd. GDR (Acquired 6/26/97;
  Cost $313,500) (c)                                     19,000        95,000

MEXICO 1.6%
Cemex SA de CV CPO (b)                                   48,000       217,533
Grupo Cementos Chihuah SA de CV 'B Shares'               93,000       113,699
Grupo Financiero Banamex Accival SA de CV (b)            89,000       265,952
Kimberly-Clark de Mexico SA de CV                         5,000       117,500
Organizacion Soriana SA de CV 'B Shares'                 61,000       266,237
                                                                   ----------
                                                                      980,921
MIDDLE EAST 0.2%
The Foreign & Colonial Emerging Middle East
  Fund, Inc.                                              7,000       117,250

NAMIBIA 0.6%
Namibia Breweries (b)                                   175,300       108,121
Namibian Minerals Corporation (b)                        75,000       225,000
                                                                   ----------
                                                                      333,121
NETHERLANDS 1.9%
Content Beheer NV                                           500        12,340
Heineken NV                                               2,400       418,164
Hunter Douglas NV                                         7,600       266,338
ING Groep NV                                             10,400       438,381
                                                                   ----------
                                                                    1,135,223
NEW ZEALAND 4.6%
Air New Zealand, Ltd. Class B                           183,000       366,625
CDL Hotels New Zealand, Ltd.                            691,000       116,366
Corporate Investments, Ltd. (b)                         479,800       253,544
Evergreen Forests, Ltd. (b)                             969,600       270,262
Guinness Peat Group PLC                               1,538,256       786,073
Pacific Capital Assets, Ltd. (Acquired
  8/19/97 - 10/28/97; Cost $150,057) (b) (c)            509,000       115,274
Restaurant Brands New Zealand, Ltd. (b)                 228,000       225,079
Shortland Properties, Ltd.                              771,875       392,200
Sky Network Television, Ltd. (b)                        148,000       222,594
                                                                   ----------
                                                                    2,748,017
NORWAY 1.0%
Fred Olsen Energy ASA (b)                                14,500       291,101
Tandberg ASA (b)                                         14,500       310,770
                                                                   ----------
                                                                      601,871
PERU 1.0%
Compania de Minas Buenaventura SA
  Sponsored ADR                                          11,500       184,000
Telefonica del Peru SA Sponsored ADR
  Representing Class B Shares                             7,000       163,188
Union de Cervecerias Peruanas                           288,801       265,150
                                                                   ----------
                                                                      612,338
PHILIPPINES 0.5%
Cosmos Bottling Corporation (b)                       3,200,000       264,000
Empire East Land Holdings, Inc. (b)                   1,548,800        22,845
                                                                   ----------
                                                                      286,845
POLAND 0.1%
@Entertainment, Inc. (b)                                  6,000        66,750

PORTUGAL 0.1%
Telecel-Comunicacoes Pessoais SA (b)                        500        53,303

ROMANIA 0.6%
The Romanian Investment Fund, Ltd.
  (Acquired 5/08/97; Cost $400,000) (b) (c)                 400       370,000

RUSSIA 0.7%
Irkutsk Electrosvyaz (b)                                 48,000        50,400
KamAZ (b)                                               100,000       182,500
Red October Russian Depository Trust
  Certificates (Acquired 8/14/96 - 8/27/96;
  Cost $143,750) (b) (c)                                      2       175,000
                                                                   ----------
                                                                      407,900
SINGAPORE 3.1%
Cycle & Carriage, Ltd.                                   16,000        66,151
Jurong Shipyards, Ltd.                                   85,000       404,521
Osprey Maritime, Ltd.                                   418,000       335,693
Overseas Union Bank, Ltd.                                52,000       199,524
Sembawang Corporation, Ltd.                              79,000       169,185
Tat Lee Bank, Ltd.                                      101,000       150,208
United Overseas Bank, Ltd.                               66,000       367,103
United Overseas Land, Ltd.                              224,000       189,221
                                                                   ----------
                                                                    1,881,606
SOUTH AFRICA 0.7%
Baring Simba Fund (b)                                    20,000       167,500
Baring Simba Fund Warrants, Expire 9/30/00 (b)           23,000        11,615
De Beers Centenary Linked Units                          12,000       244,243
                                                                   ----------
                                                                      423,358
SOUTH KOREA 0.4%
Korea Electric Power Corporation Sponsored ADR           21,150       212,822

SPAIN 1.4%
Baron de Ley SA (b)                                      20,000       377,953
Sol Melia SA                                             12,000       480,315
                                                                   ----------
                                                                      858,268
SRI LANKA 1.0%
John Keells Holdings, Ltd. (b)                           52,000       283,177
National Development Bank, Ltd. (b)                      40,000       148,946
Sri Lanka Growth Fund (b)                                40,000       185,000
                                                                   ----------
                                                                      617,123
SWEDEN 1.3%
Nordbanken Holding AB (b)                                99,000       560,429
Pricer AB 'B Shares' (b)                                 11,000       203,868
                                                                   ----------
                                                                      764,297
SWITZERLAND 4.1%
Adecco SA                                                 1,600       463,633
Liechtenstein Global Trust AG                               400       247,691
Moevenpick Holding AG                                       800       323,503
SGS (Societe Generale de Surveillance) Holdings SA          250       478,960
SMH (Suisse Microelectronique et d'Horlogerie)              800       441,191
Zurich Versicherungsgesellschaft                          1,000       476,223
                                                                   ----------
                                                                    2,431,201
THAILAND 0.1%
Ruang Khao Fund Units (b)                             1,181,800        88,762

UKRAINE 0.6%
Ukrainian Opportunity Fund (b)                           29,700       331,749

UNITED KINGDOM 9.8%
Barclays PLC                                              9,900       264,275
Bluebird Toys PLC                                       214,000       315,450
Burton Group PLC                                        235,000       526,381
Diageo PLC (b)                                           39,500       362,365

SCHEDULE OF INVESTMENTS IN SECURITIES (continued)             DECEMBER 31, 1997
-------------------------------------------------------------------------------

                                                       Shares or
                                                       Principal       Value
                                                        Amount       (Note 2)
-------------------------------------------------------------------------------
Eidos PLC (b)                                            46,000   $   500,029
Games Workshop Group PLC                                 72,000       693,716
General Electric Company PLC                             93,000       604,260
Hamleys PLC                                              68,000       293,430
Low & Bonar PLC                                          64,000       339,414
LucasVarity PLC                                         169,000       598,437
Pearson PLC                                              20,000       260,555
Pilkington PLC                                           49,000       102,896
Schroders PLC                                             9,200       289,865
W.H. Smith Group PLC                                     33,000       211,425
Trocadero PLC (b)                                       575,000       179,935
Vickers PLC                                              77,000       299,293
                                                                  -----------
                                                                    5,841,726
VENEZUELA 0.3%
Compania La Electricidad de Caracas                     128,612       154,447

VIETNAM 0.1%
Vietnam Frontier Fund (b)                                11,000        66,000

OTHER 1.2%
Apex Silver Mines, Ltd. (b)                              28,000       357,000
Morgan Stanley Emerging Markets Fund, Inc.               19,000       248,188
The Regent Central Asia Investments (b)                  12,000       124,500
                                                                  -----------
                                                                      729,688
-----------------------------------------------------------------------------
TOTAL COMMON STOCKS (COST $54,184,261)                             47,445,139
-----------------------------------------------------------------------------

CONVERTIBLE PREFERRED STOCKS 0.2%
JAPAN 0.1%
Fuji International Finance Trust 0.25% (b)           24,000,000        71,237

SINGAPORE 0.1%
Osprey Maritime, Ltd. (b)                                81,000        37,103
-----------------------------------------------------------------------------
TOTAL CONVERTIBLE PREFERRED STOCKS (COST $251,848)                    108,340
-----------------------------------------------------------------------------

PREFERRED STOCKS 4.7%
BRAZIL 0.4%
Companhia Antartica Paulista - Industria
  Brasileira de Bebidas e Conexos                         3,100       165,264
Telecomunicacoes de Sao Paulo SA                        172,311        45,855
                                                                  -----------
                                                                      211,119
GERMANY 1.2%
Friedrich Grohe AG                                        1,010       244,917
Porsche AG Non-Voting                                       300       500,556
                                                                  -----------
                                                                      745,473
ITALY 3.1%
IFI Istituto Finanziario                                 73,000       824,998
Telecom Italia Spa                                      239,000     1,050,435
                                                                  -----------
                                                                    1,875,433
-----------------------------------------------------------------------------
TOTAL PREFERRED STOCKS (COST $2,733,140)                            2,832,025
-----------------------------------------------------------------------------

SHORT-TERM INVESTMENTS (a) 19.8%
COMMERCIAL PAPER 0.1%
United States Cayman Eurodollar Call Deposit,
  4.50%                                              $   25,000        25,000

TIME DEPOSITS 19.7%
UNITED STATES
Bank of Montreal Time Deposit, 6.25%,
  Due 1/02/98                                         2,900,000     2,900,000
Bank Paribas Nationale Time Deposit, 5.50%,
  Due 1/02/98                                         2,900,000     2,900,000
Republic National Bank, 6.25%, Due 1/02/98            2,900,000     2,900,000
United Bank of Switzerland Time Deposit, 5.75%,
  Due 1/02/98                                        $  200,000   $   200,000
Wachovia Grand Cayman Time Deposit, 5.90%,
  Due 1/02/98                                         2,900,000     2,900,000
                                                                  -----------
                                                                   11,800,000
-----------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS (COST $11,825,000)                    11,825,000
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES
  (COST $68,994,249) 104.0%                                        62,210,504
Other Assets and Liabilities, Net (4.0%)                           (2,389,651)
-----------------------------------------------------------------------------
NET ASSETS 100.0%                                                 $59,820,853
=============================================================================



FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
------------------------------------------------------------
                                                Unrealized
                    Settlement      Value      Appreciation
                       Date        in USD     (Depreciation)
------------------------------------------------------------
Sold:
   1,441,360 DEM     1/26/98    ($  803,520)     ($ 3,520)
   1,966,721 GBP     5/12/98     (3,218,420)       81,580
 377,100,000 JPY     6/12/98     (2,959,049)       40,951
   2,004,480 SGD     6/17/98     (1,180,573)      (20,573)



INDUSTRY DIVERSIFICATION
------------------------------------------------------------
                                    Percentage of Net Assets
------------------------------------------------------------
Conglomerate............................................7.4%
Beverage - Alcoholic....................................6.1
Closed-End Fund.........................................5.9
Bank - Money Center.....................................5.7
Leisure Service.........................................4.6
Telecommunication Service...............................2.9
Auto & Truck Parts......................................2.8
Insurance - Diversified.................................2.8
Retail - Major Chain....................................2.7
Automobile..............................................2.5
Real Estate.............................................2.5
Engineering & Construction..............................2.4
Finance - Miscellaneous.................................2.1
Shoe & Apparel Manufacturing............................2.1
Retail - Specialty......................................2.0
Food....................................................1.9
Media - Radio/TV........................................1.9
Shipping................................................1.9
Consumer - Miscellaneous................................1.7
Household Appliances & Furnishings......................1.5
Metals & Mining.........................................1.5
Precious Metal/Gem/Stone................................1.5
Oil - International Integrated..........................1.4
Airline.................................................1.3
Brokerage & Investment Management.......................1.3
Paper & Forest Products.................................1.3
Computer Software.......................................1.2
Electronic Products - Miscellaneous.....................1.2
Healthcare - Drug/Diversified...........................1.1
Machinery - Transportation Equipment & Parts............0.9
Retail - Restaurant.....................................0.9
Aerospace & Defense.....................................0.8
Commercial Service......................................0.8
Cosmetic & Personal Care................................0.7
Retail - Food Chain.....................................0.7
Chemical................................................0.6
Electric Power..........................................0.6
Leisure Product.........................................0.6
Machinery - Miscellaneous...............................0.6

-------------------------------------------------------------------------------




-------------------------------------------------------------------------------
INDUSTRY DIVERSIFICATION (continued)
------------------------------------------------------------
                                    Percentage of Net Assets
------------------------------------------------------------
Beverage - Soft Drink                                   0.4%
Healthcare - Instrumentation                            0.4
Media - Publishing                                      0.4
Machinery - Agriculture                                 0.3
Housing                                                 0.2
Healthcare - Patient Care                               0.1
Short-Term Investments                                 19.8
Other Assets and Liabilities, Net                      (4.0)
------------------------------------------------------------
Total                                                 100.0%
------------------------------------------------------------


CURRENCY ABBREVIATIONS
------------------------------------------------------------
DEM   German Mark
GBP   British Pound
JPY   Japanese Yen
SGD   Singapore Dollar
USD   United States Dollar


LEGEND
------------------------------------------------------------
(a) Short-term investments include any security which has a maturity of less than one year.
(b)  Non-income producing security.
(c)  Restricted security.

Percentages are stated as a percent of net assets.

See notes to financial statements.



STATEMENT OF ASSETS AND LIABILITIES
-------------------------------------------------------------------------------
December 31, 1997


ASSETS:
  Investments in Securities, at Value
    (Cost of $68,994,249)                                  $62,210,504
  Receivable for Securities and
    Forward Foreign Currency Contracts Sold                    679,269
  Dividends and Interest Receivable                             54,152
  Other Assets                                                   3,233
                                                           -----------
  Total Assets                                              62,947,158

LIABILITIES:
  Payable for Securities Purchased                           3,022,832
  Accrued Operating Expenses and Other Liabilities             103,473
                                                           -----------
  Total Liabilities                                          3,126,305
                                                           -----------
NET ASSETS                                                 $59,820,853
                                                           ===========
NET ASSETS CONSIST OF:
  Capital Stock (par value and paid-in capital)            $71,112,131
  Undistributed Net Investment Income                          283,556
  Accumulated Net Realized Loss                             (4,888,753)
  Net Unrealized Depreciation                               (6,686,081)
                                                           -----------
  Net Assets                                               $59,820,853
                                                           ===========
Capital Shares Outstanding (Unlimited Number Authorized)     6,416,977

NET ASSET VALUE PER SHARE                                        $9.32
                                                                 =====

                      See notes to financial statements.

STATEMENT OF OPERATIONS
-------------------------------------------------------------------------------
For the Year Ended December 31, 1997


INCOME:
  Dividends                                                 $1,097,529
  Interest                                                     525,319
                                                            ----------
  Total Income                                               1,622,848

EXPENSES:
  Investment Advisory Fees                                     762,688
  Custodian Fees                                               256,502
  Shareholder Servicing Costs                                  134,735
  Other                                                            481
                                                            ----------
  Expenses, Net                                              1,154,406
                                                            ----------
NET INVESTMENT INCOME                                          468,442

REALIZED AND UNREALIZED GAIN (LOSS):
  Net Realized Gain (Loss) on:
   Investments                                              (4,706,865)
   Forward Foreign Currency Contracts                          736,445
   Foreign Currencies                                          (12,734)
                                                            ----------
   Net Realized Loss                                        (3,983,154)

  Change in Unrealized Appreciation/Depreciation on:
   Investments                                              (5,848,238)
   Forward Foreign Currency Contracts                          (41,150)
   Foreign Currencies                                           (1,327)
                                                            ----------
   Net Change in Unrealized Appreciation/Depreciation       (5,890,715)
                                                            ----------
NET LOSS                                                    (9,873,869)
                                                            ----------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS       ($9,405,427)
                                                            ==========

                      See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------
                                                  YEAR ENDED       YEAR ENDED
                                                 DEC. 31, 1997    DEC. 31, 1996
                                                 -------------    -------------
OPERATIONS:
  Net Investment Income                           $   468,442     $    188,934
  Net Realized Gain (Loss)                         (3,983,154)       2,279,627
  Change in Unrealized Appreciation/Depreciation   (5,890,715)        (828,567)
                                                  -----------     ------------
  Increase (Decrease) in Net Assets Resulting
    from Operations                                (9,405,427)       1,639,994

DISTRIBUTIONS:
  From Net Investment Income                         (468,442)        (188,934)
  In Excess of Net Investment Income                 (835,402)        (111,137)
  From Net Realized Gains                          (1,952,335)              --
                                                  -----------     ------------
  Total Distributions                              (3,256,179)        (300,071)

CAPITAL SHARE TRANSACTIONS:
  Proceeds from Shares Sold                        49,323,565      118,715,984
  Proceeds from Reinvestment of Dividends           3,256,179          300,071
  Payment for Shares Redeemed                     (55,248,543)     (47,009,732)
                                                  -----------     ------------
  Increase (Decrease) in Net Assets from Capital
    Share Transactions                             (2,668,799)      72,006,323
                                                  -----------     ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS           (15,330,405)      73,346,246

NET ASSETS:
  Beginning of Year                                75,151,258        1,805,012
                                                  -----------     ------------
  End of Year                                     $59,820,853     $ 75,151,258
                                                  ===========     ============
TRANSACTIONS IN SHARES OF THE FUND:
  Sold                                              4,419,239       10,737,059
  Issued in Reinvestment of Distributions             288,891           26,736
  Redeemed                                         (4,980,333)      (4,251,177)
                                                    ---------       ----------
  Increase (Decrease) in Shares of the Fund          (272,203)       6,512,618
                                                    =========       ==========


                      See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------
December 31, 1997

1. ORGANIZATION
   The Strong International Stock Fund II is a diversified series of the Strong Variable Insurance Funds, Inc., an open-end management investment company registered under the Investment Company Act of 1940. The Fund offers and sells its shares only to separate accounts of insurance companies for the purpose of funding variable annuity and variable life insurance contracts. At December 31, 1997, approximately 93% of the Fund's shares are owned by the separate accounts of one insurance company.

2. SIGNIFICANT ACCOUNTING POLICIES
   The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
   (A) Security Valuation -- Portfolio securities traded primarily on a principal securities exchange are valued at the last reported sales price or the mean between the latest bid and asked prices where no last sales price is available. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices or the last reported sales price, depending on local convention or regulation. Debt securities not traded on a principal securities exchange are valued through valuations obtained from a commercial pricing service, otherwise sale or bid prices are used. Securities for which market quotations are not readily available, when held by the Fund, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Directors. Securities which are purchased within 60 days of their stated maturity are valued at amortized cost, which approximates current value.

       The Fund may own certain investment securities which are restricted as to resale. These securities are valued after giving due consideration to pertinent factors, including recent private sales, market conditions and the issuer's financial performance. The Fund generally bears the costs, if any, associated with the disposition of restricted securities. Aggregate cost and fair value of these restricted securities held at December 31, 1997 were $1,742,229 and $1,287,623, respectively, representing 2.2% of the net assets of the Fund.

   (B) Federal Income and Excise Taxes and Distributions to Shareholders -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income or excise tax provision is required.

       The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income and expense items for financial statement and tax purposes.
       Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

   (C) Realized Gains and Losses on Investment Transactions -- Gains or losses realized on investment transactions are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

   (D) Futures -- Upon entering into a futures contract, the Fund pledges to the broker cash or other investments equal to the minimum "initial margin" requirements of the exchange. The Fund also receives from or pays to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded as unrealized gains or losses. When the futures contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

   (E) Options -- The Fund may write put or call options (none were written during 1997). Premiums received by the Fund upon writing put or call options are recorded as an asset with a corresponding liability which is subsequently adjusted to the current market value of the option. When an option expires, is exercised, or is closed, the Fund realizes a gain or loss, and the liability is eliminated. The Fund continues to bear the risk of adverse movements in the price of the underlying asset during the period of the option, although any potential loss during the period would be reduced by the amount of the option premium received.

   (F) Foreign Currency Translation -- Investment securities and other assets and liabilities initially expressed in foreign currencies are converted to U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income are converted to U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses.

-------------------------------------------------------------------------------
   (G) Forward Foreign Currency Exchange Contracts -- Forward foreign currency exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records an exchange gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

   (H) Additional Investment Risks -- The Fund may utilize derivative instruments including options, futures and other instruments with similar characteristics to the extent that they are consistent with the Fund's investment objectives and limitations. The Fund intends to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices or interest rates. The use of these instruments may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the instruments and the underlying securities, or that the counterparty will fail to perform its obligations.

       Foreign denominated assets and forward currency contracts may involve greater risks than domestic transactions, including currency, political and economic, regulatory and market risks.

   (I) Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

   (J) Other -- Investment security transactions are recorded as of the trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premium and discounts.

3. RELATED PARTY TRANSACTIONS
   Strong Capital Management, Inc. (the "Advisor"), with whom certain officers and directors of the Fund are affiliated, provides investment advisory and shareholder recordkeeping and related services to the Fund. Investment advisory fees, which are established by terms of the Advisory Agreement, are based on an annualized rate of 1.00% of the average daily net assets of the Fund. Advisory fees are subject to reimbursement by the Advisor if the Fund's operating expenses exceed certain levels. Shareholder recordkeeping and related service fees are based on the lesser of 0.15% of the average daily net assets of the Fund or a contractually established rate for each participant account.

   The Fund may invest cash reserves in money market funds sponsored and managed by the Advisor, subject to certain limitations. The terms of such transactions are identical to those of non-related entities except that, to avoid duplicate investment advisory fees, advisory fees of the Fund are reduced by an amount equal to advisory fees paid to the Advisor under its investment advisory agreement with the money market funds.

   The amount payable to the Advisor at December 31, 1997 and unaffiliated directors' fees for the year then ended were $2,445 and $1,500, respectively.

4. INVESTMENT TRANSACTIONS
   The aggregate purchases and sales of long-term securities for the year ended December 31, 1997 were $109,601,858 and $115,435,291, respectively.

5. INCOME TAX INFORMATION
   At December 31, 1997, the cost of investments in securities for federal income tax purposes was $69,033,179. Net unrealized depreciation of securities was $6,822,675, consisting of gross unrealized appreciation and depreciation of $3,196,843 and $10,019,518, respectively. At December 31, 1997, the Fund had a capital loss carryover of $4,786,493, which expires in 2005.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                             SELECTED PER-SHARE DATA (a)
                -------------------------------------------------------------------------------------------------------------
                             INCOME FROM INVESTMENT OPERATIONS                   LESS DISTRIBUTIONS
                           -------------------------------------  -----------------------------------------------

                Net Asset               Net Realized    Total                 In Excess                           Net Asset
                  Value,      Net      and Unrealized    from      From Net     of Net    From Net                  Value,
                Beginning  Investment     Gains on    Investment  Investment  Investment  Realized      Total       End of
Year Ended      of Period    Income      Investments  Operations    Income      Income     Gains    Distributions   Period
Dec. 31, 1997     $11.23     $0.06         ($1.50)      ($1.44)     ($0.06)     ($0.12)    ($0.29)     ($0.47)      $ 9.32
Dec. 31, 1996      10.22      0.03           1.03         1.06       (0.03)      (0.02)       ---       (0.05)       11.23
Dec. 31, 1995 (c)  10.00      0.01           0.25         0.26       (0.01)      (0.03)       ---       (0.04)       10.22

                                     RATIOS AND SUPPLEMENTAL DATA
                  --------------------------------------------------------------------
                             Net                  Ratio of Net
                           Assets,     Ratio of    Investment                 Average
                           End of      Expenses      Income      Portfolio  Commission
                   Total  Period (In  to Average   to Average     Turnover     Rate
Year Ended        Return  Millions)   Net Assets   Net Assets       Rate       Paid (b)
Dec. 31, 1997     -13.5%    $60          1.5%         0.6%         169.2%    $0.0014
Dec. 31, 1996     +10.4%     75          1.9%         0.4%         126.0%     0.0100
Dec. 31, 1995 (c)  +2.6%      2          2.0%*        1.0%*         26.9%

  *  Calculated on an annualized basis.
(a)  Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)  Disclosure required, effective for reporting periods beginning after September 1, 1995.
(c)  Inception date is October 20, 1995.  Total return and portfolio turnover rate are not annualized.





REPORT OF INDEPENDENT ACCOUNTANTS
-------------------------------------------------------------------------------
To the Shareholders and Board of Directors of the Strong International Stock Fund II

We have audited the accompanying statement of assets and liabilities of Strong International Stock Fund II (one of the portfolios constituting the Strong Variable Insurance Funds, Inc.), including the schedule of investments in securities, as of December 31, 1997, the related statement of operations for the year ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Strong International Stock Fund II as of December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles.


COOPERS & LYBRAND L.L.P.



Milwaukee, Wisconsin
February 4, 1998

                                     DIRECTORS
                                Richard S. Strong
                                  Willie D. Davis
                                 Stanley Kritzik
                                Marvin E. Nevins
                                 William F. Vogt

                                     OFFICERS
                    Richard S. Strong, Chairman of the Board
                          Mary F. Hoppa, Vice President
                         Thomas P. Lemke, Vice President
                         John S. Weitzer, Vice President
              Stephen J. Shenkenberg, Vice President and Secretary
                           John A. Flanagan, Treasurer

                               INVESTMENT ADVISOR
                         Strong Capital Management, Inc.
                    P.O. Box 2936, Milwaukee, Wisconsin 53201

                                    CUSTODIAN
                         Brown Brothers Harriman & Company
                   40 Water Street, Boston, Massachusetts 02109

                                     AUDITOR
                            Coopers & Lybrand L.L.P.
              411 East Wisconsin Avenue, Milwaukee, Wisconsin 53202

                                  LEGAL COUNSEL
                              Godfrey & Kahn, S.C.
               780 North Water Street, Milwaukee, Wisconsin 53202

                                 [STRONG FUNDS LOGO]
                           STRONG FUNDS DISTRIBUTORS, INC.
                        P.O. Box 2936 * Milwaukee, WI  53201           7028B98